UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2007

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-22752	88-0218876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Pilot Road

Las Vegas, Nevada 89119

(Address of Principal Executive Offices)

(702) 896-3890

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

This Form 8-K is being filed as a routine requirement for items already filed with our Annual Report on Form 10-K for the year ended December 31, 2006. On March 23, 2007, Progressive Gaming International Corporation, a Nevada corporation (the “Company”) posted on its website updates to the unaudited financial information previously furnished by the Company for its fourth quarter and fiscal year ended December 31, 2006. The audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 contained updated information from that which the Company furnished pursuant to an earnings release on March 5, 2007, including an accrual for $225,000 related to a waiver under a financing agreement and an accrual for the settlement of the Company’s class action lawsuit with a corresponding receivable for the expected insurance proceeds. Corresponding updates were made to the unaudited financial information previously furnished by the Company. A copy of the updated financial information is attached as Exhibit 99.1.

To supplement the Company’s consolidated financial statements presented in accordance with GAAP, the Company uses the non-GAAP measure of free cash flow. The Company also uses non-GAAP measures of its operational results, adjusted to reflect the exclusion of its interior sign division, which the Company sold in May 2005. These non-GAAP adjustments are provided to enhance the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes that free cash flow provides a helpful measure of its actual cash position from period to period. In addition, the Company believes that operational results, adjusted to reflect the exclusion of its interior sign division, provide useful comparative information to both management and investors by reflecting the nature of the Company’s business operations in a manner that is consistent from period to period. Additionally, since the Company has historically reported non-GAAP results to the investment community, it believes the inclusion of non-GAAP numbers provides consistency in its financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information should not be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

Item	9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Updated Financial Information dated March 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

Date: March 29, 2007	By:	/s/ Heather A. Rollo
Heather A. Rollo Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Updated Financial Information dated March 23, 2007.

4